LITMAN GREGORY FUNDS TRUST

Supplement dated January 19, 2021 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust dated April 29, 2020, as supplemented

Notice to Existing and Prospective Shareholders of the PartnerSelect High Income Alternatives Fund (formerly, Litman Gregory Masters High Income Alternatives Fund):

Effective with the completion of the transition of assets to the remaining sub-advisors, but no later than January 19, 2021, Ares Management LLC will be removed as a sub-advisor and Greg Mason and Troy Ward will be removed as portfolio managers to the PartnerSelect High Income Alternatives Fund. Accordingly, all references to Ares Management LLC in connection with the PartnerSelect High Income Alternatives Fund, and all references to Greg Mason and Troy Ward, will be hereby deleted as of the termination date from the Prospectus, Summary Prospectus and SAI dated April 29, 2020, as supplemented.

The following information replaces the table in the section entitled “Summary Section-Management” on page 31 of the Prospectus dated April 29, 2020, as supplemented:

Management

Investment Advisor	Portfolio Manager	Managed the High Income Alternatives Fund Since:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2018
	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2018
	Jason Steuerwalt, CFA, Principal, Senior Research Analyst and Co-Portfolio Manager	2018
Sub-Advisor	Portfolio Manager

Brown Brothers Harriman & Co.	Andrew P. Hofer, Managing Director, Portfolio Manager and Head of Taxable Portfolio Management	2018
	Neil Hohmann, Managing Director, Head of Structured Products and Portfolio Manager	2018
	Paul Kunz, CFA, Senior Vice President and Portfolio Manager	2018

Guggenheim Partners Investment Management, LLC	Scott Minerd, Chairman of Investments, Global Chief Investment Officer, Managing Partner and Portfolio Manager	2018
	Anne Walsh, CFA, Chief Investment Officer – Fixed Income, Senior Managing Director and Portfolio Manager	2018
	Steven Brown, CFA, Senior Managing Director and Portfolio Manager	2018
	Adam Bloch, Managing Director and Portfolio Manager	2018

Neuberger Berman Investment Advisers LLC	Derek Devens, CFA, Managing Director and Senior Portfolio Manager	2018

The following information replaces the first and third paragraphs and the table in the section entitled “PartnerSelect High Income Alternatives Fund - Sub-Advisors” beginning on page 76 of the Prospectus dated April 29, 2020, as supplemented:

(Changes are in boldface and underlined)

Litman Gregory’s strategy is to allocate the portfolio’s assets among the High Income Alternatives Fund’s three sub-advisors to provide investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. Allocations among sub-advisors are based on several factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goal of high income relative to investment-grade, fixed income portfolios without taking undue risk. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor specified in the table below, as measured at the time of allocation.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) a credit value strategy, (2) a multi credit strategy, and (3) an option income strategy. Other appropriate strategies may also be considered and added to (or removed from) the High Income Alternatives Fund.

The following table provides a description of the High Income Alternatives Fund’s strategies and their target levels of assets. Asset levels will fluctuate, and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the High Income Alternatives Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	CURRENT TARGET ALLOCATION AND TARGET ASSET ALLOCATION RANGE	STRATEGY
Andrew P. Hofer Neil Hohmann Paul Kunz, CFA	40% 35-45%	Credit Value

Brown Brothers Harriman & Co.
Scott Minerd Anne Walsh, CFA Steven Brown, CFA Adam Bloch	40% 35-45%	Multi Credit

Guggenheim Partners Investment Management, LLC
Derek Devens, CFA	20% 10-30%	Option Income

Neuberger Berman Investment Advisers LLC

Please keep this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.

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